UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2004

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GIBRALTAR INDUSTRIES, INC.

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(Exact name of registrant as specified in its charter)

Delaware                        0-22462                16-1445150
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(State or other jurisdiction           (Commission             (IRS Employer
            of incorporation)                          File Number)          Identification No.)

3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York                         14219-0228
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(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (716) 826-6500
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(formerly Gibraltar Steel Corporation)
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(Former name or former address, if changed since last report)

Item 5.03    Amendment to Articles of Incorporation.

            The stockholders of the Registrant approved the amendment of the Certificate of Incorporation of the Registrant on October 26, 2004 and the amendment was filed on October 27, 2004, changing the name of the Registrant to Gibraltar Industries, Inc.  The form of amendment is attached as Exhibit 99.1.

Item 7.01.     Regulation FD Disclosure.

            The registrant released the following press release on October 27, 2004:

    Exhibit 99.2 is incorporated by reference under this Item 7.01

            The registrant hosted its third quarter 2004 earnings conference call on October 28, 2004, during which the registrant presented information regarding its third quarter 2004 earnings.   Pursuant to Regulation FD and the requirements of Item 7.01 of Form 8-K, registrant hereby furnishes the Third Quarter 2004 Investor Presentation as Exhibit 99.3 to this report.

    Exhibit 99.3 is incorporated by reference under this Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2004              GIBRALTAR INDUSTRIES, INC.

                                                 /S/  David W. Kay
                                             Name: David W. Kay
                                            Title:   Chief Financial Officer

EXHIBIT INDEX

          Exhibit 99.1    Amendment to the Certificate of Incorporation

          Exhibit 99.2     Text of Press Release

          Exhibit 99.3    Investor presentation  October 28, 2004.